EXHIBIT (11)


                                           Independent Auditors' Consent


To The Board of Directors
The Infinity Mutual Funds, Inc.--
     Alpha Government Securities Portfolio:

     We consent to the use of our report dated February 14, 1997 with respect to Alpha Government Securities Portfolio (one of the portfolios constituting The Infinity Mutual Funds, Inc.), incorporated herein by reference, and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Auditors" in the Statement of Additional Information.


                                                KPMG PEAT MARWICK LLP

New York, New York
April 30, 1997

                                                           EXHIBIT (11)

                                        Independent Auditors' Consent


To The Board of Directors
The Infinity Mutual Funds, Inc.--
Correspondent Cash Reserves
  Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio:

     We consent to the use of our report dated February 14, 1997 with respect to the Correspondent Cash Reserves Money Market Portfolio and the Correspondent Cash Reserves Tax Free Money Market Portfolio (two of the portfolios constituting The Infinity Mutual Funds, Inc.), incorporated herein by reference, and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Auditors" in the Statement of Additional Information.


                                                       KPMG PEAT MARWICK LLP

New York, New York
April 30, 1997

                                                            EXHIBIT (11)

                                           Independent Auditors' Consent


The Board of Directors
The Infinity Mutual Funds, Inc.--
     The AmeriStar Mutual Funds:

     We consent to the use of our report incorporated by reference herein dated February 18, 1997 for the AmeriStar Prime Money Market Portfolio (formerly the ValueStar Prime Money Market Portfolio) and the AmeriStar U.S. Treasury Money Market Portfolio (formerly the ValueStar U.S. Treasury Money Market Portfolio) as of December 31, 1996 and for the periods indicated therein, and to the references to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian, Transfer and Dividend Disbursing Agent, Counsel and Independent Auditors" in the Statement of Additional Information.


                                                    KPMG PEAT MARWICK LLP

Columbus, Ohio
April 29, 1997